Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Crisp Momentum Inc. (the “Company”) on Form 10-Q/A for the three months ended October 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Renger van den Heuvel, Chief Executive Officer of the Company, certify to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2026

By:	/s/ Renger van den Heuvel
Renger van den Heuvel
Chief Executive Officer
(Principal Executive Officer and Acting Principal Financial Officer)